UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PRINCIPAL FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

Your Vote Counts! You invested in PRINCIPAL FINANCIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2022. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D72988-P69894 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PRINCIPAL FINANCIAL GROUP, INC. 711 HIGH STREET DES MOINES, IA 50392 ATTN: CINDY BLUMHARDT PRINCIPAL FINANCIAL GROUP, INC. 2022 Annual Meeting Vote by May 16, 2022 11:59 PM ET. For shares held in a Plan, vote by May 12, 2022 11:59 PM ET. Vote Virtually at the Meeting* May 17, 2022 9:00 a.m. Central Daylight Time Participate virtually at: meetnow.global/MVFPDCX *You may participate and vote via the Internet during the Annual Meeting. In order to participate in the virtual Annual Meeting, please contact your bank, broker or other nominee to request a legal proxy no later than 5:00 p.m., Eastern Time, on May 12, 2022. We encourage you to vote your shares in advance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72989-P69894 1. Election of Directors: 1b. Blair C. Pickerell 1c. Clare S. Richer 1a. Michael T. Dan 2. Advisory Approval of Compensation of Our Named Executive Officers 3. Ratification of Appointment of Independent Registered Public Accountants For For For For For